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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that V.F. Corporation and the undersigned directors and officers of V.F. Corporation do hereby constitute and appoint Candace S. Cummings, Robert K. Shearer, and Mackey J. McDonald, and each of them, true and lawful attorneys-in-fact of the undersigned to execute on their behalf the Annual Report of V.F. Corporation on Form 10-K (including any amendments thereof) for the fiscal year of V.F. Corporation ended December 29, 2001, to be filed with the Securities and Exchange Commission.

    IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 12th day of February, 2002.


                                            V.F. CORPORATION
ATTEST:
                                            By: /s/ Mackey J. McDonald
                                                --------------------------------
/s/ Candace S. Cummings                         Mackey J. McDonald
--------------------------------                Chairman of the Board, President
Candace S. Cummings                             and Chief Executive Officer
Secretary

Principal Executive Officer:                    Principal Financial Officer:

/s/ Mackey J. McDonald                          /s/ Robert K. Shearer
--------------------------------                --------------------------------
Mackey J. McDonald                              Robert K. Shearer
Chairman of the Board, President                Vice President-Finance and
and Chief Executive Officer                     Chief Financial Officer

/s/ Robert D. Buzzell                           /s/ Edward E. Crutchfield
--------------------------------                --------------------------------
Robert D. Buzzell, Director                     Edward E. Crutchfield, Director

/s/ Juan Ernesto de Bedout                      /s/ Ursula F. Fairbairn
--------------------------------                --------------------------------
Juan Ernesto de Bedout, Director                Ursula F. Fairbairn, Director

/s/ Barbara S. Feigin                           /s/ George Fellows
--------------------------------                --------------------------------
Barbara S. Feigin, Director                     George Fellows, Director

                                                /s/ Robert J. Hurst
--------------------------------                --------------------------------
Daniel R. Hesse, Director                       Robert J. Hurst, Director

/s/ W. Alan McCollough                          /s/ Mackey J. McDonald
--------------------------------                --------------------------------
W. Alan McCollough, Director                    Mackey J. McDonald, Director

--------------------------------
M. Rust Sharp, Director